Short-term Borrowings	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Short-term Borrowings
Note 8:	Short-term Borrowings

Short-term borrowings include securities sold under agreements to repurchase totaling $7,135,182 and $6,631,710 at December 31, 2016 and 2015, respectively.

Securities sold under agreements to repurchase consist of obligations of the Company to other parties. The maximum amount of outstanding agreements at any month end during 2016 and 2015 totaled $7,342,844 and $9,548,789, respectively, and the monthly average of such agreements totaled $5,254,122 and $6,024,224 for 2016 and 2015, respectively. The agreements at December 31, 2016, are all for overnight borrowings.

At December 31, 2016, we had $4,617,608 of repurchase agreements secured by mortgage backed securities and $2,517,574 in repurchase agreements secured by U.S. government agency bonds. All of our repurchase agreements mature overnight. The right of offset for a repurchase agreement resembles a secured borrowing, whereby the collateral pledged by the Company would be used to settle the fair value of the repurchase agreement should the Company be in default. The collateral is held by the Company in a segregated custodial account. In the event the collateral fair value falls below stipulated levels, the Company will pledge additional securities. The Company closely monitors collateral levels to ensure adequate levels are maintained.

Also included in short-term borrowings at December 31, 2015 were advances with the Federal Home Loan Bank (FHLB) of $8,500,000. The advances matured during 2016.